2015 Annual Meeting Of Shareholders Candler, North Carolina May 21, 2015 NASDAQ | ASBB Exhibit 99.1

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward - looking statements contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward - looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10 - K and quarterly reports on Form 10 - Q as filed with the Securities and Exchange Commission. The forward - looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward - looking statements or to update the reasons why actual results could differ from those projected in the forward - looking statements. NASDAQ | ASBB Forward - Looking Statements | 2

» Introduction » Profile and Executive Management » Market Area and Geographic Footprint » Financial Performance » Stock Information » Selected Balance Sheet Data » Loan Growth » Deposit Growth, including Deposit Market Share » Selected Income Statement Data » Future: 2015 - 2017 Business Plan Components NASDAQ | ASBB Overview | 3

» Headquartered in Asheville, North Carolina » Community bank founded in 1936 with total assets of $760 million at 12/31/2014 » 13 offices in 5 Western North Carolina counties » 160 full - time equivalent employees » Converted from the mutual form of ownership on October 11, 2011 NASDAQ | ASBB ASBB Profile | 4

NASDAQ | ASBB Executive Management | 5 Role Years in Banking Suzanne DeFerie President & Chief Executive Officer 23+ Kirby Tyndall Executive Vice President & Chief Financial Officer 25+ David Kozak Executive Vice President & Chief Credit Officer 30+ Vikki Bailey Executive Vice President & Chief Retail Officer 38+ Combined Management Team Experience 116+

| 6 NASDAQ | ASBB Attractive Market Area » Asheville Metro population: 434,391 (2013 estimate) » Asheville MSA growth rate > 150% x national rate » Mar 2015 Metro Unemployment: 4.4% (currently lowest of NC MSAs) » Down from 5.3% last year and our high of 10.3% in Jan 2010 » NC current rate is 5.4%, down from 6.6% last year » Average Home Price (YTD Avg. 2014): $267,222 » Up 3.0% year over year » Median Income: $43,681 (2013) » Diverse Economic Drivers: » Tourism (up 10.9% over last year) » Healthcare » Government » Recreation » Light Manufacturing » Hospitality and Service

As of March 31, 2015 NASDAQ Global Market ASBB Closing price $20.50 Book value per share $21.93 Price to book value 93.5% Shares outstanding 4,378,411 shares Shares repurchased (Jan 1, 2013 ‒ Mar 31, 2015) 1,207,740 shares NASDAQ | ASBB Stock Information | 7

NASDAQ | ASBB Change in Stock Price | 8 -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% Trailing Twelve Months ASBB (10.75%) SNL U.S. Bank $500M-$1B (7.08%) SNL U.S. Thrift $500M-$1B (17.04%) Source: SNL Financial

NASDAQ | ASBB Balance Sheet — Assets | 9 Cash $60.1m 8% Securities $133.1m 17% Loans HFS $6.6m 1% Loans, net $535.7m 69% Fore - closures $9.4m 1% Other $29.6m 4% Composition, As of March 31, 2015 ($ millions) » Loans, net of reserves, are largest earning asset category » Represent 69% of assets » Gross loans grew 3.8% during Q1 2015

NASDAQ | ASBB Balance Sheet — Liabilities & Equity | 10 Core Deposits $458.5m 59% Time Deposits $153.8m 20% Debt $51.0m 7% Other Liabilities $15.1m 2% Equity $96.0m 12% Composition, As of March 31, 2015 ($ millions) » Core deposits are largest funding category » Represent 59% of assets » Grew 2.0% in Q1 2015 » Low brokered time deposits » Low debt

NASDAQ | ASBB Balance Sheet — Loans | 11 Cml Const $25.0m 5% Cml Mtg $207.7m 38% C&I $16.6m 3% Res Const $13.1m 2% Res Mtg $175.4m 32% Revolv Mtg $59.2m 11% Consumer $45.2m 8% Composition, As of March 31, 2015 ($ millions) » Commercial loans » 46% of total loans » Grew 4.4% in Q1 2015 » Diversified portfolio » Mortgage loans » 46% of total loans » Most fixed rate loans sold in secondary market » Grew 1.8% in Q1 2015 » Very low speculative construction loans

NASDAQ | ASBB Balance Sheet — Loans Grew | 12 $500.0 $432.9 $387.7 $449.2 $521.8 $541.7 $375 $395 $415 $435 $455 $475 $495 $515 $535 $555 $575 2010 2011 2012 2013 2014 2015-Q1 December 31 ($ millions) » Solid track record of loan growth » 15.9% increase in 2013 » 16.2% increase in 2014

NASDAQ | ASBB Balance Sheet — Loans Grew 18.9% | 13 $455.4 $472.0 $487.9 $521.8 $541.7 $400 $420 $440 $460 $480 $500 $520 $540 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Trailing Five Quarters ($ millions) » Solid track record of loan growth » 18.9% increase over past five quarters » 2015 on track with 3.8% increase for Q1

NASDAQ | ASBB Balance Sheet — Improved Asset Quality | 14 $13.4 $20.6 $1.2 $1.2 $2.7 $10.7 $8.1 $19.4 $14.2 $8.8 3.21% 3.63% 2.74% 2.10% 1.51% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% $0 $5 $10 $15 $20 $25 $30 $35 2010 2011 2012 2013 2014 Nonperforming Assets, December 31 ($ millions) Foreclosed Properties Nonperforming Loans Nonperforming Assets as % of Assets (right scale)

NASDAQ | ASBB Balance Sheet — Asset Quality | 15 $21.1 $15.7 $3.2 $2.2 $3.1 4.22% 3.63% 0.82% 0.48% 0.60% 0.00% 0.90% 1.80% 2.70% 3.60% 4.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2010 2011 2012 2013 2014 Delinquent Loans Delinquent Loans As % of Total Loans (right scale) Loans Delinquent 31 Days or More, December 31 ($ millions)

NASDAQ | ASBB Balance Sheet — Deposits | 16 Demand $102.8 17% NOW $153.6 25% Savings $44.7 7% Money Market $157.4 26% CDs $153.8 25% Composition, As of March 31, 2015 ($ millions) * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail , jumbo and brokered. » Core deposits are largest funding category » Represent 59% of assets » Grew 2% in Q1 2015 » Low brokered time deposits Core Deposits * $458.5 75%

NASDAQ | ASBB Balance Sheet — Core Deposits | 17 $332.4 $349.7 $389.1 $405.7 $449.3 $458.5 $325 $345 $365 $385 $405 $425 $445 $465 2010 2011 2012 2013 2014 2015-Q1 December 31 ($ millions) » Solid 2014 track record of 10.7% core deposit growth with Net Interest Margin support » 2015 on track with 2% core deposit growth in Q1

NASDAQ | ASBB Balance Sheet — C ommercial C ore D eposits | 18 $58.4 $71.4 $85.3 $95.2 $121.6 $127.3 $50 $60 $70 $80 $90 $100 $110 $120 $130 2010 2011 2012 2013 2014 2015-Q1 December 31 ($ millions) » Commercial core deposits grew 27.7% during 2014 » 2015 on track with 4.7% increase in Q1

NASDAQ | ASBB Deposit Market Share – June 30, 2014 | 19 Institution # Br Deposits ($ millions) Market Share Institution # Br Deposits ($ millions) Market Share First Citizens Bank 1 22 $ 1,730 24.7% United Cmty (GA) 4 $ 135 1.9% Wells Fargo Bank (SD) 18 1,412 20.2% Capital Bank (FL) 4 126 1.8% Asheville Savings 13 596 8.5% Carolina Alliance (SC) 2 124 1.8% TD Bank (DE) 9 491 7.0% Fifth Third Bank (OH) 4 84 1.2% Bank of America 11 470 6.7% First Bank 4 82 1.2% SunTrust Bank (GA) 11 444 6.3% Bank of N Carolina 3 78 1.1% HomeTrust Bank 6 434 6.2% Black Mtn Savings 1 31 0.4% BB&T 8 380 5.4% Woodforest Natl (TX) 3 4 0.1% PNC Bank (DE) 8 198 2.8% Capital Bank (MD) 2 1 4 0.1% Macon Bank 3 183 2.6% Institutions: 19 135 $ 7,006 100.0% Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties 1 Includes Mountain 1 st acquisition. 2 Includes Pisgah Community assumption. Source: FDIC Summary of Deposit Data

$0 $500 $1,000 $1,500 $2,000 June 30, 2013 June 30, 2014 Column1 NASDAQ | ASBB | 20 Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties June 30 ($ millions) Deposit Market Share – 2013 vs. 2014 Source: FDIC Deposit Market Share Data

NASDAQ | ASBB Balance Sheet — Regulatory Capital | 21 0% 5% 10% 15% 20% 25% 30% Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015* Common Equity Tier I (well = 6.50%) Tier I Leverage (well = 5.00%) Tier I Risk-Based (well = 8.00%) Total Risk-Based (well = 10.00%) Trailing Five Quarters * BASEL III requirements

$0.23 $0.17 $0.31 $0.59 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2010* 2011 2012 2013 2014 Diluted Earnings Per Share NASDAQ | ASBB Improvement in Core Performance | 22 Diluted Earnings Per Share, Year Ended December 31 * Converted to a stock savings bank from a mutual savings bank on October 11, 2011.

$0.09 $0.21 $0.12 $0.16 $0.16 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 NASDAQ | ASBB | 23 Diluted Earnings Per Share, Trailing Five Quarters Improvement in Core Performance

NASDAQ | ASBB Performance — TBVPS | 24 $20.69 $19.97 $20.06 $21.56 $21.93 $19.50 $20.00 $20.50 $21.00 $21.50 $22.00 $22.50 2010* 2011 2012 2013 2014 2015-Q1 December 31 * Converted to a stock savings bank from a mutual savings bank on October 11, 2011. » TBVPS enhanced by both earnings increases and share repurchases

$1,187 $862 $1,454 $2,489 ($1,000) $0 $1,000 $2,000 2010* 2011 2012 2013 2014 NASDAQ | ASBB | 25 $(9,458) * 2010 not to scale because of large loss Net Income, Year Ended December 31 ($ thousands) Improvement in Core Performance

NASDAQ | ASBB | 26 Period Net Income (Loss) Average Assets Return On Assets Average Equity Return On Equity FY - 2014 $ 2,489 $ 747,514 0.33% $ 98,981 2.51% FY - 2013 1,454 751,486 0.19% 105,941 1.37% FY - 2012 862 781,666 0.11% 116,208 0.74% FY - 2011* 1,187 766,149 0.15% 82,151 1.44% FY - 2010 (9,458) 759,576 - 1.25% 72,684 - 13.01% FY - 2009 1,531 731,351 0.21% 71,555 2.14% FY - 2008 2,432 663,126 0.37% 73,018 3.33% FY - 2007 4,692 628,475 0.75% 70,029 6.70% FY - 2006 5,263 583,460 0.90% 64,937 8.10% FY - 2005 5,806 558,296 1.04% 59,475 9.76% FY - 2004 4,366 517,354 0.84% 54,164 8.06% From Pre - Recession to Today ($ thousands) * Converted to a stock savings bank from a mutual savings bank on October 11, 2011. Improvement in Core Performance

NASDAQ | ASBB | 27 3.42% 3.32% 3.33% 3.42% 3.49% 0.65% 0.64% 0.64% 0.63% 0.63% 2.90% 2.82% 2.84% 2.94% 3.01% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Earning Asset Yield Cost of Funds Net Interest Margin Earning Asset Yield, Cost of Funds and Net Interest Margin Trailing Five Quarters Improvement in Core Performance

NASDAQ | ASBB | 28 76.12% 79.60% 89.08% 93.16% 88.17% 2.91% 2.88% 3.21% 3.38% 3.15% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 70.00% 75.00% 80.00% 85.00% 90.00% 95.00% 2010 2011 2012 2013 2014 Efficiency Ratio Noninterest Expenses to Average Assets (right scale) Efficiency Efforts Beginning to Gain Traction Improvement in Core Performance

Strategic Vision: Sustainable, Superior Performance (3 Primary Focus Areas) » Focus: Commercial and Small Business Relationships for improved NIM » Focus: Mortgage Banking for improved Fee Income and NIM » Focus: Increased Efficiencies and Productivity, including further reduction of nonperforming assets, for improved expense ratio s NASDAQ | ASBB ASBB Business Plan 2015 - 2017 | 29

» Presumed Loan Growth 2015 - 2017 consistent with 2 most recent preceding years, with growth tapering in 2017 as balances stabilize » Growth results primarily from improved local economy and impact of new commercial team hired in 2011 - 2013 » Q1 2015 Loan Growth of 3.8% » Lenders are charged with bringing relationships, not just loans, so that growth is structured and sustainable » Charlotte “Virtual Office” - One commercial lender hired in Charlotte in Q1 2014; an additional commercial lender added in early Q2 2015 » Retail Division Restructure includes focus on small business with addition of business development officers for production of both small business loans and commercial deposits with treasury services » Mortgage Division Restructure includes the hiring of new senior leadership in Q4 2014 » Revenue increase is expected from both turn times on loans and volume increases as a result of restructure » Demand for Construction Loans (non - speculative) has increased to 25% of current production » Discontinuance of Indirect Automobile Lending in May 2015 due to low margins and high compliance risk with CFPB mandates for lenders assuming risk for dealers » Positive impact on future earnings and more focus on core drivers of performance » Pricing quotes in process for potential sale of $45 million portfolio NASDAQ | ASBB ASBB Business Plan Components: 2015 - 2017 | 30

NASDAQ | ASBB Balance Sheet — Loans Grew | 31 $500.0 $432.9 $387.7 $449.2 $521.8 $541.7 $375 $395 $415 $435 $455 $475 $495 $515 $535 $555 $575 2010 2011 2012 2013 2014 2015-Q1 December 31 ($ millions) » Solid track record of loan growth » 15.9% increase in 2013 and 16.2% increase in 2014 » 2015 on track with 3.8% increase for Q1

» Core Deposit growth 2015 - 2017 is also consistent with prior 2 years performance » Solid track record of core deposit growth with Net Interest Margin support from 27.7% increase in commercial demand and money market core deposits in 2014 » Q1 2015 on track with 4.7% increase in commercial demand and money market core deposits » Core deposit growth increases franchise value and attractiveness to investors » Retail division migrating toward universal banking concept to accommodate changes in customer behavior » Teller transactions have decreased almost 10% since 2011, while mobile banking has increased 140% in 2¼ years » Staffing alignments consistent with delivery channels » Impact of Retail Division Restructure in 2013 with the addition of Retail Market Managers focused on small business loans and commercial deposits, resulted in 124% growth in small business loans and 28% growth in commercial deposits in 2014 NASDAQ | ASBB | 32 ASBB Business Plan Components: 2015 - 2017

NASDAQ | ASBB Balance Sheet — Core Deposits | 33 $332.4 $349.7 $389.1 $405.7 $449.3 $458.5 $325 $345 $365 $385 $405 $425 $445 $465 2010 2011 2012 2013 2014 2015-Q1 December 31 ($ millions) » Solid 2014 track record of 10.7% core deposit growth with Net Interest Margin support » 2015 on track with 2% core deposit growth in Q1

EPS and ROE » Earnings Per Share and ROE Growth in 2015 - 2017 Business Plan reflect record of Loan and Core Deposit growth, Asset Quality management and the initiation of fee enhancement initiatives » Net Interest Income growth supported by sustained growth in loans and core deposits » Continued reduction of excess liquidity » Resulting expectation for NIM is continued improvement » Q1 2015 Net Interest Margin: 3.01% vs. 2.90% same period 2014 » Loan Loss Provision » Provision in the Business Plan is reflective of significant track record of improvement in delinquent and nonperforming loans, as well as low charge - off ratios for the most recent two year period » Noninterest Income should improve from : » Restructure of Mortgage Division, including new leadership, designed to return fee income to historical levels » Retail deposit product restructures designed to improve product profitability as well as to add new customer benefits NASDAQ | ASBB | 34 ASBB Business Plan Components: 2015 - 2017

EPS and ROE (continued) » Earnings per Share and ROE Growth in 2015 - 2017 improved from Expense Management as well as prudent Capital Management » Noninterest Expense stabilized from: » Nonrecurring benefit vesting expense in 2014 ( $380,000 ) offsets normal increases in 2015 compensation expense for lower 2015 compensation costs » 5% reduction in overall headcount (net of increases in new lending positions) resulting from process efficiencies and retail staff realignment » Core processing and telecom contracts renegotiated in 2014 for future cost savings » Ongoing research for cost reduction in Defined Benefit Pension Plan (future) » With proven track record of 22% Stock Repurchases during 2013 - 201 4 ( Q1 2015 announced new 5% repurchase ) , ASB Board will actively consider additional buybacks for prudent capital management to increase shareholder value » Track record of comparable earnings growth rate in most recent 2 years » Earnings lift from continued loan and deposit growth » Impact of buybacks NASDAQ | ASBB | 35 ASBB Business Plan Components: 2015 - 2017

For building long term shareholder value: • Experienced management team and engaged board of directors with a proven ability to improve financial performance • Attractive primary market area with strong growth prospects • Positive business and earnings momentum with track record of loan and core deposit growth • Finally, a Conservative balance sheet that more closely resembles a Commercial Bank than a typical Thrift Institution. NASDAQ | ASBB ASBB Investment Thesis | 36

NASDAQ | ASBB Inquiries may be directed to : Suzanne DeFerie, President & Chief Executive Officer Kirby Tyndall, Executive Vice President & Chief Financial Officer Investor Relations Message Line (828) 250 - 8516